                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of Indus International, Inc. of our report, dated May 13, 2003 with respect to the consolidated financial statements of Indus International, Inc. included in its Transition Report (Form 10-K) for the three month period ended March 31, 2003, filed with the Securities and Exchange Commission.




                                                          /s/ Ernst & Young LLP

                                                               Atlanta, Georgia
                                                                  July 30, 2003